UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

HIDENET SECURE ARCHITECTURES INC. Now known as BIO NITROGEN CORPORATION
Exact name of registrant as specified in its charter

New Jersey	33-36670	22-3061278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 N.W. 72nd Avenue, Suite 200 Miami, Florida	33122
(Address of principal executive offices)	(Zip Code)

(305) 591-1955
Registrant’s telephone number, including area code

9101 LBJ Freeway, Suite 650 Dallas, Texas 75243
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K supersedes and replaces in its entirety the previous Current Report on Form 8-K dated July 5, 2011 and as filed with the Securities and Exchange Commission on July 5, 2011.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 25, 2011, Tony Beyer, the then President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and a sole member of the Board of Directors of Hidenet Secure Architectures Inc., a New Jersey corporation (the “Company”) entered into a stock purchase agreement with Nicolas LaFreniere (the “Stock Purchase Agreement”). In accordance with the terms and provisions of the Stock Purchase Agreement: (i) Nicolas LaFreniere purchased all of the shares of common stock held of record by Tony Beyer; (ii) the Board of Directors appointed Nicolas LaFreniere as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors; and (iii) Tony Beyer resigned as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and a member of the Board of Directors.

Therefore, as of April 25, 2011, Nicolas LaFreniere was the sole member of the Board of Directors and sole executive officer of the Company. Tony Beyer did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry Into A Material Definitive Agreement

Share Exchange Agreement

Effective May 12, 2011, the Company entered into that certain binding agreement for the “share exchange of Bio-SGN Technologies International Corp. for the shares of public company” (the “Agreement”) with Bio-SNG Technologies International Corp., a privately held company (“Bio-SNG”). In accordance with the terms and provisions of the Agreement, the Company acquired all of the issued and outstanding shares of common stock of Bio-SNG. The Company will commence business operations involving the manufacture of urea for use as a crop fertilizer. Bio-SNG has developed a proprietary technology that uses agricultural biomass, rather than natural gas or chemicals, as a feedstock. Based on use of the technology, the Company will be producing urea. It intends to build operational turnkey facilities and associated production plants in agricultural communities to take advantage of the local feedstock supply. It will also enable the Company to sell its urea products locally for use by farms in the community.

Name Change

In accordance with the Agreement and in pursuit of its future business operations, the Company has amended its articles of incorporation and changed its name to “Bio Nitrogen Corporation”. As of the date of this Current Report, the change of name documentation has been filed with FINRA and is pending approval for the marketplace.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In furtherance of the new business operations of the Company, effective October 4, 2011, Nicolas LaFreniere resigned as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors of the Company. Effective October 4, 2011, the Board of Directors appointed Jay Almeida as the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors of the Company.

Therefore, as of October 4, 2011, Jay Almeida was the sole member of the Board of Directors and sole executive officer of the Company. Nicolas LaFreniere did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Biography of Mr. Jay Almeida

Mr. Jay Almeida specializes in international business development with a focus on Lain America, the Caribbean, the United States and Canada. From approximately 1979 through 1991, Mr. Almeida has held numerous executive positions with a large number of banks in Latin American and the Caribbean where he focused on business development, start-up growth strategies, marketing and sales and product management. Mr. Almeida’s accomplishments throughout his banking career have included increasing revenues by more than 300% over a ten-year period.

Mr. Almeida currently serves as the president/chief executive officer of PHN Group since 1990. PHN Group consists of five companies with specialties in different aspects of international business and trade, international business consulting, importing and exporting services, commercial representation for products and services, logistics services for cargo, and international finance. PHN has been in business for over thirty years and operates an extensive network of distributors spanning 92 countries worldwide.

Mr. Almeida also currently serves as the president/chief executive officer and chairman of the International Business Council of Florida (the “IBCF”). The IBCF is the largest business organization in the State of Florida and has approximately 53,000 members and nearly 300 strategic alliance partners across Florida and in several countries. In 1999, the IBCF appointed Mr. Almeida as the Ambassador of Commerce of Florida for all Latin American and Caribbean countries, which he currently holds.

Mr. Almeida also currently serves on the board of directors of eMamba International Corporation (“EMBA”), which provides an integrated offering of cloud-based business management software and after-sales customer care services. .

Mr. Almeida received a Bachelor of Economics degree in Macro Economics in 1979 from the University of Chicago. He subsequently obtained a degree in Mechanical Engineering from the Universidade Santa Ursula in Rio de Janeiro, Brazil, and a Masters Degree in Marketing from the Universidad de Chile in Santiago, Chile. Mr. Almeida then subsequently earned two PhDs, one in Engineering Economics from Germany’s Bonn University and a second in International Business from Toulouse University in France.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIDENET SECURE ARCHITECTURES INC. Now known as BIO NITROGEN CORPORATION

Dated: October 6, 2011	By:	/s/ Jay Almeida
	Name:	Jay Almeida
`	Title:	President & CEO